EXHIBIT 99.1

FOR IMMEDIATE RELEASE

THE CHILDREN’S PLACE REPORTS FOURTH QUARTER AND FISCAL 2012 RESULTS

Issues Guidance for First Quarter and Fiscal 2013

Secaucus, New Jersey – March 26, 2013 – The Children’s Place Retail Stores, Inc. (Nasdaq: PLCE), the largest pure-play children’s specialty apparel retailer in North America, today announced financial results for the fourth quarter and fiscal 2012 periods ended February 2, 2013.

President and Chief Executive Officer Jane Elfers commented, “We continued to make significant progress during 2012 and had a strong finish to the year. We delivered record sales of $1.8 billion in fiscal 2012 and a 2% increase in comparable retail sales. Non-GAAP earnings per share increased 11% to $3.23. In addition, we generated $205 million in cash from operations during the year and returned approximately $89 million to shareholders through our share buyback program.

“For the fourth quarter, comparable retail sales increased 4.3%, non-GAAP operating income increased 65% and non-GAAP earnings increased 32% to $1.15 per diluted share,” Ms. Elfers said.

Net Income and EPS

The Company announced on February 26, 2013 that it was changing its accounting policy to report its inventory on the cost method instead of the retail inventory method and that it will capitalize additional supply chain costs instead of reporting them as period expenses, effective in the fourth quarter. The Company is reporting fourth quarter and fiscal 2012 results under both the new and previous accounting policies to facilitate comparisons between the two accounting methods. In this press release the term (i) “cost method” reflects the change in accounting principle to report inventory on the cost method and the capitalization of additional supply chain costs, (ii) “adjusted” refers to results in prior periods which have been adjusted to reflect the GAAP cost method, and (iii) “Non-GAAP” refers to results which exclude transactions which the Company believes are not indicative of the performance of its core business. The Company believes that by providing this supplemental disclosure to investors it will facilitate comparisons of its past and present performance. A reconciliation of net income and earnings per diluted share as reported is included in this press release in Table 3.

Under the cost method, the Company reported net income of $19.1 million and earnings per diluted share of $0.80 for the fourteen weeks ended February 2, 2013, compared to adjusted net income of $23.3 million and adjusted earnings per diluted share of $0.93 for the thirteen weeks ended January 28, 2012. For the fifty-three weeks ended February 2, 2013, the Company reported net income of $63.2 million and earnings per diluted share of $2.61, compared to adjusted net income of $74.3 million and adjusted earnings per diluted share of $2.90 for the 52-week period ended January 28, 2012.

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PLCE – Fourth Quarter and Fiscal Year 2012 Financial Results

Net Income and EPS – con’t

Under the retail method, the Company reported net income of $22.1 million and earnings per diluted share of $0.93 for the fourteen weeks ended February 2, 2013, compared to net income of $24.2 million and earnings per diluted share of $0.97 in the thirteen weeks ended January 28, 2012. For the fifty-three weeks ended February 2, 2013, the Company reported net income of $62.7 million and earnings per diluted share of $2.58, compared to net income of $77.2 million and earnings per diluted share of $3.01 for the fifty-two weeks ended January 28, 2012.

The results reported above include transactions that the Company believes are not indicative of the performance of its core business. The following table also shows Non-GAAP earnings per diluted share under the retail method excluding such transactions for the fiscal quarters and fiscal years ended February 2, 2013 and January 28, 2012.

	Fourth Quarter		Fiscal Year
	2012	2011	2012	2011
Earnings per diluted share under the cost method on a GAAP basis	$0.80	$0.93	$2.61	$2.90
Impact of the change in method of accounting for inventory	$0.13	$0.04	$-0.03	$0.11
Earnings per diluted share under the retail method	$0.93	$0.97	$2.58	$3.01
Add back: Accelerated depreciation for DC closures and remodels; restructuring and other costs	$0.22	$0.03	$0.65	$0.03
Remove: Settlement of state tax audits; reversal of prior year's US tax accrual on foreign earnings	-	$-0.13	-	$-0.12
Non-GAAP earnings per diluted share under the retail method	$1.15	$0.87	$3.23	$2.92

2012 Results Reported under the Retail Method

Fourth Quarter 2012

•	Net sales, which included $21.6 million of sales in the 53rd week, increased 11.3% to $509.2 million, compared to $457.5 million the prior year.
•	Comparable retail sales, which excluded the 53rd week, increased 4.3% compared to the prior year.
•	Gross profit increased 17.5% to $192.7 million, and increased 200 basis points to 37.8% of sales.
•	Selling, general and administrative expense increased 12.4% to $136.1 million, and deleveraged 20 basis points to 26.7% of sales.
•	Non-GAAP operating income increased 64.8% to $38.7 million, and increased 250 basis points to 7.6% of sales.
•	Non-GAAP net income was $27.3 million, a 24.8% increase compared to the prior year.
•	Non-GAAP EPS of $1.15 per diluted share compares to $0.87 last year, a 32.2% increase.

Fiscal 2012 Results

•	Net sales, which included the 53rd week, increased 5.5% to $1,809.5, compared to $1,715.9 million the prior year.
•	Comparable retail sales, which excluded the 53rd week, increased 2.0% compared to the prior year.
•	Gross profit increased 4.0% to $690.5 million, and deleveraged 50 basis points to 38.2% of sales.
•	Non-GAAP selling, general and administrative expense increased 6.2% to $507.0 million, and deleveraged 20 basis points to 28.0% of sales.

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PLCE – Fourth Quarter and Fiscal Year 2012 Financial Results

2012 Results Reported Under the Retail Method – con’t

Fiscal 2012 Results – con’t

•	Non-GAAP operating income increased 3.0% to $114.3 million, and deleveraged 20 basis points to 6.3% of sales.
•	Non-GAAP net income was $78.3 million, a 4.5% increase compared to prior year.
•	Non-GAAP EPS of $3.23 per diluted share compares to $2.92 last year, a 10.6% increase.

Store Openings and Closures

The Company opened four stores and closed 11 during the fourth quarter of 2012. During fiscal 2012, the Company opened 64 stores and closed 18, ending the year with 1,095 stores.

Share Repurchase Program

During the fourth quarter of 2012, the Company repurchased 863 thousand shares for approximately $41.2 million. In fiscal 2012, the Company repurchased 1.8 million shares for approximately $88.9 million. At the end of fiscal 2012, $80.4 million of the $100 million share repurchase program authorized in November 2012 remained available for future share repurchases.

Outlook for 2013 under the Cost Method

With the unfavorable weather and weak macro-economic environment affecting consumer spending quarter-to-date, the Company is forecasting Non-GAAP earnings per diluted share will be between $0.60 and $0.65 for the first quarter of 2013. This compares to Non-GAAP adjusted earnings per diluted share of $1.14 in the first quarter of 2012. This guidance assumes negative high-single digit comparable retail sales for the quarter.

For fiscal 2013, the Company is projecting that Non-GAAP earnings per diluted share will be between $2.90 and $3.10. This compares to Non-GAAP adjusted earnings per diluted share of $3.25 in fiscal 2012. This guidance assumes negative low-single digit comparable retail sales for the year.

This earnings guidance assumes that currency exchange rates will remain where they are today. It does not include the impact of potential share repurchases.

Conference Call Information

The Children’s Place will host a conference call to discuss its fourth quarter and fiscal year 2012 results today at 8:30 a.m. Eastern Time. The call will be broadcast live at http://investor.childrensplace.com. An audio archive will be available on the Company’s website approximately one hour after the conclusion of the call.

About The Children’s Place Retail Stores, Inc.

The Children’s Place is the largest pure-play children’s specialty apparel retailer in North America. The Company designs, contracts to manufacture and sells fashionable, high-quality merchandise at value prices, primarily under the proprietary “The Children’s Place” brand name. As of February 2, 2013, the Company operated 1,095 stores and an online store at www.childrensplace.com.

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PLCE – Fourth Quarter and Fiscal Year 2012 Financial Results

Forward Looking Statements

This press release (and the above referenced call) may contain certain forward-looking statements regarding future circumstances, including statements relating to the Company’s positioning, and forecasts regarding store openings and earnings per diluted share. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2012. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the continued weakness in the economy or by other factors such as increases in the cost of gasoline and food, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Contact: Jane Singer, Vice President, Investor Relations, (201) 453-6955

(Tables Follow)

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Table 1

THE CHILDREN’S PLACE RETAIL STORES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AT COST METHOD

(In thousands, except per share amounts)

(Unaudited)

	Fourth Quarter Ended		Fiscal Year Ended
	February 2,	January 28,	February 2,	January 28,
	2013	2012	2013	2012
		(As adjusted)		(As adjusted)
Net sales	$509,224	$457,463	$1,809,486	$1,715,862
Cost of sales	320,667	294,843	1,118,046	1,056,213
Gross profit	188,557	162,620	691,440	659,649
Selling, general and administrative expenses	136,089	121,088	510,918	477,425
Asset impairment charges	215	461	2,284	2,208
Other costs	6,622	-	11,088	-
Depreciation and amortization	19,712	19,851	77,435	74,573
Operating income	25,919	21,220	89,715	105,443
Interest (expense), net	84	(35)	(20)	(690)
Income before taxes	26,003	21,185	89,695	104,753
Provision for income taxes	6,875	(2,140)	26,452	30,408
Net income	$19,128	$23,325	$63,243	$74,345

Earnings per common share
Basic	$0.81	$0.94	$2.63	$2.92
Diluted	$0.80	$0.93	$2.61	$2.90

Weighted average common shares outstanding
Basic	23,541	24,834	24,092	25,459
Diluted	23,789	25,033	24,276	25,668

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Table 2

THE CHILDREN’S PLACE RETAIL STORES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AT RETAIL METHOD

(In thousands, except per share amounts)

(Unaudited)

	Fourth Quarter Ended		Fiscal Year Ended
	February 2,	January 28,	February 2,	January 28,
	2013	2012	2013	2012

Net sales	$509,224	$457,463	$1,809,486	$1,715,862
Cost of sales	316,533	293,502	1,119,025	1,051,649
Gross profit	192,691	163,961	690,461	664,213
Selling, general and administrative expenses	136,089	121,088	510,918	477,425
Asset impairment charges	215	461	2,284	2,208
Other costs	6,622	-	11,088	-
Depreciation and amortization	19,712	19,851	77,435	74,573
Operating income	30,053	22,561	88,736	110,007
Interest (expense), net	84	(35)	(20)	(690)
Income before taxes	30,137	22,526	88,716	109,317
Provision for income taxes	8,019	(1,700)	25,971	32,092
Net income	$22,118	$24,226	$62,745	$77,225

Earnings per common share
Basic	$0.94	$0.98	$2.60	$3.03
Diluted	$0.93	$0.97	$2.58	$3.01

Weighted average common shares outstanding
Basic	23,541	24,834	24,092	25,459
Diluted	23,789	25,033	24,276	25,668

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Table 3

THE CHILDREN’S PLACE RETAIL STORES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO REPORTED AT RETAIL METHOD

(In thousands, except per share amounts)

(Unaudited)

	Fourth Quarter Ended		Fiscal Year Ended
	February 2,	January 28,	February 2,	January 28,
	2013	2012	2013	2012

Net sales	$509,224	$457,463	$1,809,486	$1,715,862
Cost of sales	316,533	293,502	1,119,025	1,051,649
Gross profit	192,691	163,961	690,461	664,213
Selling, general and administrative expenses	136,089	121,088	510,918	477,425
Restructuring severance/miscellaneous costs	-	-	2,854	-
Legal Settlement	-	-	1,087	-
Non-GAAP Selling, general and administrative expenses	136,089	121,088	506,977	477,425
Asset impairment charges	215	461	2,284	2,208
Store Impairment due to early termination	-	-	1,250	-
Non-GAAP Asset impairment charges	215	461	1,034	2,208
Other costs	6,622	-	11,088	-
DC exit costs	6,622	-	11,088	-
Non-GAAP Other costs	-	-	-	-
Depreciation and amortization	19,712	19,851	77,435	74,573
DC exit costs and Canadian store remodels	2,019	922	9,335	1,032
Non-GAAP Depreciation and amortization	17,693	18,929	68,100	73,541
Operating income	30,053	22,561	88,736	110,007
Non-GAAP Operating income	38,694	23,483	114,350	111,039
Interest (expense), net	84	(35)	(20)	(690)
Income before taxes	30,137	22,526	88,716	109,317
Non-GAAP Income before taxes	38,778	23,448	114,330	110,349
Provision for income taxes	8,019	(1,700)	25,971	32,092
Non-GAAP Provision for income taxes	11,475	1,579	35,996	35,402
Net income	22,118	24,226	62,745	77,225
Non-GAAP Net income	$27,303	$21,869	$78,334	$74,947

Non-GAAP Earnings per common share
Basic	$1.16	$0.88	$3.25	$2.94
Diluted	$1.15	$0.87	$3.23	$2.92

Weighted average common shares outstanding
Basic	23,541	24,834	24,092	25,459
Diluted	23,789	25,033	24,276	25,668

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Table 4

THE CHILDREN’S PLACE RETAIL STORES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AT COST METHOD

(In thousands, except per share amounts)

(Unaudited)

	Fiscal Year Ended
	February 2,	January 28,	January 29,	January 30,	January 31,
	2013	2012	2011	2010	2009
		(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)
Net sales	$1,809,486	$1,715,862	$1,673,999	$1,643,587	$1,630,323
Cost of sales	1,118,046	1,056,213	1,013,878	991,393	954,227
Gross profit	691,440	659,649	660,121	652,194	676,096
Selling, general and administrative expenses	510,918	477,425	456,558	456,338	467,730
Asset impairment charges	2,284	2,208	2,713	2,200	6,491
Other costs	11,088	-	-	-	213
Depreciation and amortization	77,435	74,573	71,640	71,447	71,410
Operating income	89,715	105,443	129,210	122,209	130,252
Interest (expense), net	(20)	(690)	(1,530)	(5,731)	(4,939)
Income from continuing operations before income taxes	89,695	104,753	127,680	116,478	125,313
Provision for income taxes	26,452	30,408	47,920	32,743	46,147
Income from continuing operations	63,243	74,345	79,760	83,735	79,166
(Loss) from discontinued operations, net of income taxes	-	-	(463)	(487)	8,435
Net income	$63,243	$74,345	$79,297	$83,248	$87,601

Basic earnings per common share
Income from continuing operations	$2.63	$2.92	$2.94	$2.94	$2.70
(Loss) from discontinued operations	-	-	(0.02)	(0.02)	0.29
Net income	$2.63	$2.92	$2.93	$2.92	$2.99
Basic weighted average common shares outstanding	24,092	25,459	27,084	28,463	29,307

Diluted earnings per common share
Income from continuing operations	$2.61	$2.90	$2.91	$2.92	$2.68
(Loss) from discontinued operations	-	-	(0.02)	(0.02)	0.29
Net income	$2.61	$2.90	$2.89	$2.90	$2.96
Diluted weighted average common shares outstanding	24,276	25,668	27,436	28,707	29,548

Table may not add due to rounding

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Table 5

THE CHILDREN’S PLACE RETAIL STORES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AT COST METHOD

(In thousands, except per share amounts)

(Unaudited)

	Quarter Ended
	February 2,	October 27,	July 28,	April 28,	January 28,	October 29,	July 30,	April 30,
	2013	2012	2012	2012	2012	2011	2011	2011
		(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)
Net sales	$509,224	$500,928	$360,826	$438,508	$457,463	$484,085	$343,508	$430,806
Cost of sales	320,667	291,395	246,121	259,863	294,843	286,059	225,934	249,377
Gross profit	188,557	209,533	114,705	178,645	162,620	198,026	117,574	181,429
Selling, general and administrative expenses	136,089	131,875	120,671	122,283	121,088	127,229	112,446	116,662
Asset impairment charges	215	539	280	1,250	461	369	980	398
Other costs	6,622	570	3,062	834	-	-	-	-
Depreciation and amortization	19,712	23,023	17,482	17,218	19,851	18,493	18,478	17,751
Operating income (loss)	25,919	53,526	(26,790)	37,060	21,220	51,935	(14,330)	46,618
Interest (expense), net	84	(23)	(30)	(51)	(35)	(70)	(314)	(271)
Income (loss) before taxes	26,003	53,503	(26,820)	37,009	21,185	51,865	(14,644)	46,347
Provision (benefit) for income taxes	6,875	16,198	(8,896)	12,275	(2,140)	19,728	(5,757)	18,577
Net income (loss)	$19,128	$37,305	$(17,924)	$24,734	$23,325	$32,137	$(8,887)	$27,770

Earnings (loss) per common share
Basic	$0.81	$1.55	$(0.74)	$1.01	$0.94	$1.28	$(0.35)	$1.06
Diluted	$0.80	$1.54	$(0.74)	$1.00	$0.93	$1.27	$(0.35)	$1.05

Weighted average common shares outstanding
Basic	23,541	24,086	24,249	24,535	24,834	25,121	25,738	26,120
Diluted	23,789	24,293	24,249	24,691	25,033	25,279	25,738	26,387

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Table 6

THE CHILDREN’S PLACE RETAIL STORES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO GAAP AT COST METHOD

(In thousands, except per share amounts)

(Unaudited)

	Fiscal Year Ended
	February 2,	January 28,	January 29,	January 30,	January 31,
	2013	2012	2011	2010	2009
		(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)
Net sales	$1,809,486	$1,715,862	$1,673,999	$1,643,587	$1,630,323
Cost of sales	1,118,046	1,056,213	1,013,878	991,393	954,227
Gross profit	691,440	659,649	660,121	652,194	676,096
Selling, general and administrative expenses	510,918	477,425	456,558	456,338	467,730
Restructuring severance/miscellaneous costs	2,854	-	-	2,805	3,056
Proxy fees	-	-	-	2,054	-
Transition income	-	-	-	-	(11,582)
Sale of store lease	-	-	-	-	(2,300)
Tax benefit	-	-	-	-	(50)
Legal Settlement	1,087	-	-	-	-
Settlement of employment tax audits related to stock options	-	-	(619)	(3,532)	-
Non-GAAP Selling, general and administrative expenses	506,977	477,425	457,177	455,011	478,606
Asset impairment charges	2,284	2,208	2,713	2,200	6,491
Store Impairment	1,250	-	-	852	4,902
Non-GAAP Asset impairment charges	1,034	2,208	2,713	1,348	1,589
Other costs	11,088	-	-	-	213
DC exit costs	11,088	-	-	-	213
Non-GAAP Other costs	-	-	-	-	-
Depreciation and amortization	77,435	74,573	71,640	71,447	71,410
DC exit costs and Canadian store remodels	9,335	1,032	-	-	-
Non-GAAP Depreciation and amortization	68,100	73,541	71,640	71,447	71,410
Operating income	89,715	105,443	129,210	122,209	130,252
Non-GAAP Operating income	115,329	106,475	128,591	124,388	124,491
Interest (expense), net	(20)	(690)	(1,530)	(5,731)	(4,939)
Settlement of employment tax audits related to stock options and other misc	-	-	72	(907)	-
Non-GAAP Interest (expense), net	(20)	(690)	(1,602)	(4,824)	(4,939)
Income before taxes	89,695	104,753	127,680	116,478	125,313
Non-GAAP Income before taxes	115,309	105,785	126,989	119,564	119,552
Provision for income taxes	26,452	30,408	47,920	32,743	46,147
Non-GAAP Provision for income taxes	36,477	33,718	47,644	48,869	48,308
Income from continuing operations	63,243	74,345	79,760	83,735	79,166
Non-GAAP Income from continuing operations	78,832	72,067	79,345	70,695	71,244
(Loss) from discontinued operations, net of income taxes	-	-	(463)	(487)	8,435
Net income	63,243	74,345	79,297	83,248	87,601
Non-GAAP Net income	$78,832	$72,067	$78,882	$70,208	$79,679

Non-GAAP Basic earnings per common share
Income from continuing operations	$3.27	$2.83	$2.93	$2.48	$2.43
(Loss) from discontinued operations	-	-	(0.02)	(0.02)	0.29
Net income	$3.27	$2.83	$2.91	$2.47	$2.72
Basic weighted average common shares outstanding	24,092	25,459	27,084	28,463	29,307

Non-GAAP Diluted earnings per common share
Income from continuing operations	$3.25	$2.81	$2.89	$2.46	$2.41
(Loss) from discontinued operations	-	-	(0.02)	(0.02)	0.29
Net income	$3.25	$2.81	$2.88	$2.45	$2.70
Diluted weighted average common shares outstanding	24,276	25,668	27,436	28,707	29,548

Table may not add due to rounding

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Table 7

THE CHILDREN’S PLACE RETAIL STORES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO GAAP AT COST METHOD

(In thousands, except per share amounts)

(Unaudited)

	Quarter Ended
	February 2,	October 27,	July 28,	April 28,	January 28,	October 29,	July 30,	April 30,
	2013	2012	2012	2012	2012	2011	2011	2011
		(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)	(As adjusted)
Net sales	$509,224	$500,928	$360,826	$438,508	$457,463	$484,085	$343,508	$430,806
Cost of sales	320,667	291,395	246,121	259,863	294,843	286,059	225,934	249,377
Gross profit	188,557	209,533	114,705	178,645	162,620	198,026	117,574	181,429
Selling, general and administrative expenses	136,089	131,875	120,671	122,283	121,088	127,229	112,446	116,662
Restructuring severance/miscellaneous costs	-	-	164	2,690	-	-	-	-
Legal Settlement	-	-	1,087	-	-	-	-	-
Non-GAAP Selling, general and administrative expenses	136,089	131,875	119,420	119,593	121,088	127,229	112,446	116,662
Asset impairment charges	215	539	280	1,250	461	369	980	398
Store Impairment due to early termination	-	-	-	1,250	-	-	-	-
Non-GAAP Asset impairment charges	215	539	280	-	461	369	980	398
Other costs	6,622	570	3,062	834	-	-	-	-
DC exit costs	6,622	570	3,062	834	-	-	-	-
Non-GAAP Other costs	-	-	-	-	-	-	-	-
Depreciation and amortization	19,712	23,023	17,482	17,218	19,851	18,493	18,478	17,751
DC exit costs and Canadian store remodels	2,019	5,958	465	893	922	110	-	-
Non-GAAP Depreciation and amortization	17,693	17,065	17,017	16,325	18,929	18,383	18,478	17,751
Operating income (loss)	25,919	53,526	(26,790)	37,060	21,220	51,935	(14,330)	46,618
Non-GAAP Operating income (loss)	34,560	60,054	(22,012)	42,727	22,142	52,045	(14,330)	46,618
Interest (expense), net	84	(23)	(30)	(51)	(35)	(70)	(314)	(271)
Income (loss) before taxes	26,003	53,503	(26,820)	37,009	21,185	51,865	(14,644)	46,347
Non-GAAP Income (loss) before taxes	34,644	60,031	(22,042)	42,676	22,107	51,975	(14,644)	46,347
Provision (benefit) for income taxes	6,875	16,198	(8,896)	12,275	(2,140)	19,728	(5,757)	18,577
Non-GAAP Provision (benefit) for income taxes	10,331	18,772	(7,047)	14,422	1,139	19,759	(5,757)	18,577
Net income (loss)	19,128	37,305	(17,924)	24,734	23,325	32,137	(8,887)	27,770
Non-GAAP Net income (loss)	$24,313	$41,259	$(14,995)	$28,254	$20,968	$32,216	$(8,887)	$27,770

Non-GAAP Earnings (loss) per common share
Basic	$1.03	$1.71	$(0.62)	$1.15	$0.84	$1.28	$(0.35)	$1.06
Diluted	$1.02	$1.70	$(0.62)	$1.14	$0.84	$1.27	$(0.35)	$1.05

Weighted average common shares outstanding
Basic	23,541	24,086	24,249	24,535	24,834	25,121	25,738	26,120
Diluted	23,789	24,293	24,249	24,691	25,033	25,279	25,738	26,387

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Table 8

THE CHILDREN’S PLACE RETAIL STORES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	COST METHOD		RETAIL METHOD
	February 2,	January 28,	February 2,	January 28,
	2013	2012	2013	2012
		(As adjusted)
Assets:
Cash and short-term investments	$209,128	$176,655	$209,128	$176,655
Accounts receivable	18,490	17,382	18,490	17,382
Inventories	266,976	237,786	241,105	212,916
Other current assets	50,641	57,105	60,391	66,372
Total current assets	545,235	488,928	529,114	473,325

Property and equipment, net	330,101	323,863	330,101	323,863
Other assets, net	48,074	53,461	48,074	53,461
Total assets	$923,410	$866,252	$907,289	$850,649

Liabilities and Stockholders' Equity:
Accounts payable	$87,461	$55,516	$87,461	$55,516
Accrued expenses and other current liabilities	104,045	76,039	104,045	76,039
Total current liabilities	191,506	131,555	191,506	131,555

Other liabilities	110,955	109,728	110,955	109,728
Total liabilities	302,461	241,283	302,461	241,283

Stockholders' equity	620,949	624,969	604,828	609,366

Total liabilities and stockholders' equity	$923,410	$866,252	$907,289	$850,649

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